Exhibit 10.01(i)

225 North Shore Drive, 6th Floor
Pittsburgh, PA 15212-5861

Phone: 412.553.5700

September     , 2007

«FirstName» «MiddleIni» «LastName»

«Address1»

«City», «State»  «ZipCode»

Dear «Nickname»:

Pursuant to the terms and conditions of the Company’s 1999 Long-Term Incentive Plan (the “Plan”) and the 2007 Supply Long-Term Incentive Program (the “Program”), on August 15, 2007, the Compensation Committee of the Board of Directors of Equitable Resources, Inc. (the “Committee”) granted you «NumberUnits» Target Share Units (the “Award”), the value of which is determined by reference to the Company’s common stock.  The terms and conditions of the Award, including, without limitation, vesting, allocation of Target Share Units among Performance Periods (as defined in the Program) and distribution, shall be governed by the provisions of the Program document attached hereto as Exhibit A.

Johanna G. O’Loughlin
For the Compensation Committee

The undersigned hereby acknowledges receipt of this award granted on the date shown above, the terms of which are subject to the terms and conditions of the Program as referenced above.  The undersigned further acknowledges receipt of a copy of the Program document and agrees to be bound by all the provisions hereof and thereof.

Signature:	Date:
«FirstName» «MiddleIni» «LastName»